                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 18, 2000

                  Advanta Conduit Receivables, Inc., as Sponsor
          on behalf of Advanta Revolving Home Equity Loan Trust 2000-A
               (Exact Name of Registrant as Specified in Charter)

              Nevada                                  333-92669                      88-0360305
(State or Other Jurisdiction of                   (Commission File                  (IRS Employer
            Incorporation)                             Number)                  Identification Number)

                        Advanta Conduit Receivables, Inc.
               (Exact Name of Registrant as Specified in Charter)

              Nevada                                  333-92669                      88-0360305
(State or Other Jurisdiction of                 (Commission File                  (IRS Employer
            Incorporation)                           Number)                    Identification Number)

 Attention: General Counsel
10790 Rancho Bernardo Road
    San Diego, California                                                              92127
    (Address of Principal                                                            (Zip Code)
      Executive Offices)

Registrant's telephone number,
including area code:                                                               (619) 674-1800

         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         Incorporation of Certain Documents by Reference.

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) are hereby incorporated by reference in: (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-92669) of the registrant; and
(iii) the prospectus supplement for Advanta Revolving Home Equity Loan Trust 2000-A regarding the Advanta Revolving Home Equity Loan Asset Backed Notes, Series 2000-A (the "Notes"), and shall deemed to be part hereof and thereof.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Not applicable.

(b)               Not applicable

(c)               Exhibits:

                    Exhibit No.                  Description
                    23.1                         Consent of KPMG LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2000                 ADVANTA REVOLVING HOME EQUITY
                                     LOAN TRUST 2000-A

                                     By:      Advanta Conduit Receivables, Inc.

                                     By:      /s/ Michael Coco
                                              ----------------
                                     Name:    Michael Coco
                                     Title:   Vice President





                                     ADVANTA CONDUIT RECEIVABLES, INC.

                                     By:      /s/ Michael Coco
                                              ----------------
                                     Name:    Michael Coco
                                     Title:   Vice President